PACE® Select Advisors Trust

June 16, 2025

Supplement to the prospectuses relating to Class A shares, Class P shares and Class P2 shares (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 29, 2024, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

•  PACE® International Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE® Alternative Strategies Investments and PACE® International Equity Investments (each, a "fund"), series of PACE® Select Advisors Trust (the "Trust").

First, the purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Alternative Strategies Investments. At the recommendation of UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, the Trust's Board of Trustees has terminated Magnetar Asset Management LLC ("Magnetar") as subadvisor to the fund, effective as of the close of business on June 12, 2025. Additionally, UBS AM has accepted the resignation of Allspring Global Investments, LLC ("Allspring") as a subadvisor to the fund, effective as of June 13, 2025. Allspring resigned as a subadvisor to the fund due to its decision to discontinue its Alternative Equity strategies and to close its Alternative Equity team, resulting in the termination of the long/short global equity strategy Allspring utilized for the fund.

Second, the purpose of this supplement is to update certain information regarding the portfolio management team of Mondrian Investment Partners Limited ("Mondrian"), a subadvisor to PACE® International Equity Investments.

I. PACE® Alternative Strategies Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Magnetar Asset Management LLC" or "Magnetar" and "Allspring Global Investments, LLC" or "Allspring" as subadvisors to PACE Alternative Strategies Investments in the Prospectuses and SAI are hereby deleted.

ZS-1282

II. PACE® International Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE International Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 59 of the Class A Prospectus, on page 63 of the Class P Prospectus and on page 60 of the Class P2 Prospectus is revised by replacing the second bullet point of that section with the following:

• Mondrian—Elizabeth A. Desmond, CFA, Executive Chairman, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, CFA Senior Portfolio Manager, have been portfolio managers of the fund since 2014. Aileen Gan, Chief Investment Officer of Global Equities and Managing Partner, has been a portfolio manager of the fund since 2025.

The section captioned "Management" and sub-captioned "PACE International Equity Investments" beginning on page 163 of the Class A Prospectus, beginning on page 167 of the Class P Prospectus and beginning on page 157 of the Class P2 Prospectus is revised by replacing the fourth paragraph of that section in its entirety with the following:

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss, Steven Dutaut and Aileen Gan, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer and Chief Investment Officer of International Equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee. Ms. Gan joined Mondrian in 2005, initially on the International Equity team before moving to the Global Equity team in 2012. She leads the Global Equity team and chairs the Global Equity Strategy Committee. She also sits on the International Equity Strategy Committee. Previously, she worked as a consultant at Accenture, specializing in the financial services sector. She holds a Commerce degree from the University of Melbourne, Australia and holds a Master of Commerce degree from the University of New South Wales, Australia. She is a CPA (Australia) and CFA Charterholder, as well as a member of the CPA Australia, the CFA Institute, and the CFA Society of the UK. Effective July 1, 2025, Ms. Gan's title will change to Chief Investment Officer Global and International Equity, and she will chair the International Equity Strategy Committee.

The section captioned "Portfolio managers (for each fund except UBS Government Money Market Investments Fund)" and sub-captioned "PACE International Equity Investments—Mondrian Investment Partners Limited, Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Los Angeles Capital Management LLC" and sub-sub-captioned "Mondrian Investment Partners Limited." beginning on page 215 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Mondrian employs a team-based approach in managing its portion of the fund's portfolio. Elizabeth A. Desmond, Nigel Bliss, Steven Dutaut and Aileen Gan are the portfolio managers primarily responsible for the day-to-day management of Mondrian's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed and advised by the portfolio managers as of July 31, 2024 (in the case of Ms. Desmond and Messrs. Bliss and Dutatut) or March 31, 2025 (in the case of Ms. Gan):

The same section of the SAI is revised by adding the following as the last chart of that section:

Aileen Gan

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	8	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,184	$941	$3,903
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2024, Ms. Desmond and Messrs. Bliss and Dutaut did not own shares of the fund. As of April 30, 2025, Ms. Gan did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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